SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                     Date of Report (Date of earliest event
                                   reported):

                                February 27, 1998


                              ORYX TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)


                           Delaware 1-12680 22-2115841
     (State or other jurisdiction (Commission File Number) (I.R.S. Employer of incorporation) Identification No.)





                47341 Bayside Parkway, Fremont, California 94538
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (510) 249-1144

          -------------------------------------------------------------

       This report on form 8-K, including all exhibits, contains 83 pages

ITEM 2.  DISPOSITION OF ASSETS

     On February 27, 1998, Corus Investments Ltd., a Bahamas Company, acquired 8,000,000 shares of the authorized Class A Common Stock of Oryx Instruments and Materials Corporation ("I&M") for a purchase price of $500,000 (the "Sale"). Prior to the sale, I&M was a wholly owned subsidiary of the Registrant. As part of the Sale, I&M redeemed 8,000,000 of the 10,000,000 shares of Class A Common Stock held by the Registrant for an aggregate redemption price of $1,500,000 payable as follows: (1) $500,000 immediately, (2) $333,333 on February 27, 1999, and (3) $666,667 on February 27, 2000. After these transactions, the Registrant owned approximately 19.9% of the outstanding shares of I&M.

         As part of the Sale, the Registrant entered into a transition services agreement with I&M and granted to I&M an exclusive license to produce, use and sell the Registrant's Intragene(TM) technology in the former Soviet Union.

         Copies of the press releases issued by the Registrant on February 18, 1998 and March 9, 1998, concerning the Sale are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Pro forma financial information

INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

Pro Forma Condensed Balance Sheet

         The following unaudited Pro Forma Condensed Balance Sheet reflects the historical consolidated condensed balance sheet of Oryx Technology Corporation ("Oryx" and together with its subsidiaries, the "Company") at November 30, 1997 adjusted to give effect to the Stock Purchase and Reorganization Agreement dated February 27, 1998, by and between Oryx and Corus Investment Ltd., and Oryx Instruments and Materials Corporation (I&M), whereby I&M distributed certain assets and liabilities to Oryx and redeemed 8,000,000 shares of I&M Class A Common Stock held by Oryx.

         The unaudited Pro Forma Condensed Balance Sheet should be read in conjunction with historical financial statements and notes thereto and the narrative sections included elsewhere herein. Because these transactions occurred subsequent to November 30, 1997, actual adjustments and balances will vary from those presented in the Pro Forma Condensed Balance Sheet. However, management believes that any differences between actual adjustments and pro forma adjustments will not have a material effect on the pro forma financial statement.

Pro Forma Condensed Statement of Operations

         The unaudited Pro Forma Condensed Statements of Operations for the three years ended February 28, 1997 and the nine months ended November 30, 1997 are based upon the historical condensed consolidated statements of operations of the Company for the respective periods after giving effect to pro forma adjustments described in the notes thereto as if the redemption of shares of I&M Class A Common Stock held by Oryx had been consummated on March 1, 1994.

         The unaudited Pro Forma Condensed Statements of Operations should be read in conjunction with the historical financial statements and notes thereto of the Company and the narrative sections included elsewhere herein. The Pro Forma Condensed Statements of Operations are not necessarily indicative of what actual results of operations would have been for the period had the transaction occurred on March 1, 1994 and do no purport to indicate the results of future operations.

                              ORYX TECHNOLOGY CORP.
                       PRO FORMA CONDENSED BALANCE SHEETS
                                November 30, 1997
                                   (UNAUDITED)


                                                                                          Pro Forma
                                                                                         Adjustments
                                                                                         Reflecting                Pro Forma
                                                                    Historical           Disposition               As Adjusted
                                                                ------------------    -------------------       ------------------
                            ASSETS
Current assets:
  Cash and cash equivalents                                        $      761,000               $500,000  (A)          $1,261,000
  Accounts receivable, net                                              1,832,000                                       1,832,000
  Inventories                                                           4,274,000            (1,182,000)  (B)           3,092,000
  Other current assets                                                    508,000               (31,000)  (B)             477,000
                                                                --------  -------                ------                   -------
         Total current assets                                           7,375,000                                       6,662,000

Property and equipment, net                                             2,395,000              (541,000)  (B)           1,854,000
Intangible assets, net                                                    632,000                                         632,000
Other assets                                                              272,000              1,000,000  (A)           1,212,000
                                                                                                (60,000)  (B)
                                                                ------------------          -----------------        ------------

                                                                     $ 10,674,000                                     $10,360,000
                                                                     ============                                     ===========


                                  LIABILITIES AND STOCKHOLDERS' EQUITY


Current liabilities:
  Borrowings                                                        $   1,063,000                                      $1,063,000
  Capital lease obligations                                                20,000                (7,000)  (B)              13,000
  Accounts payable                                                      2,257,000              (265,000)  (B)           1,992,000
  Accrued liabilities                                                   2,078,000              (707,000)  (B)           1,371,000
                                                                -----   ---------                               ----    ---------
         Total current liabilities                                      5,418,000                                       4,439,000

Deferred Gain                                                                                    665,000  (C)             665,000
Capital lease obligations, less current portion                            38,000                                          38,000
Borrowings, less current portion                                          259,000                                         259,000
                                                                --------  -------                               -------   -------
         Total  liabilities                                             5,715,000                                       5,401,000
                                                                -----   ---------                               ----    ---------

Mandatorily redeemable securities                                         778,000                                         778,000
                                                                --------  -------                               -------   -------

Stockholders' equity:
 Series A 2% Convertible Cumulative Preferred
     Stock, 4,500 shares  issued and outstanding                          107,000                                         107,000
Common Stock, 13,124,821 shares
     issued and outstanding,                                               15,000                                          15,000
Additional paid in capital                                             19,617,000                                      19,617,000
Accumulated deficit                                                  (15,558,000)                                    (15,558,000)
                                                                -    ------------                                    ------------
         Total stockholders' equity                                     4,181,000                                       4,181,000
                                                                -----   ---------                               -----   ---------
                                                                     $ 10,674,000                                     $10,360,000
                                                                     ============                                     ===========


                                    NOTES TO PRO FORMA CONDENSED BALANCE SHEET
                                                    (Unaudited)


The Oryx stock purchase and reorganization pro forma adjustments have been made to reflect the following:

(A) Redemption by I&M of 8,000,000 shares of I&M Class A Stock held by Oryx for $500,000 in cash and $1,000,000 in a non-interest bearing promissory note.

(B)  Elimination  of  I&M  assets  and  liabilities   less  certain  assets  and
     liabilities  distributed  to Oryx  prior to the  redemption  and  estimated transaction costs.

(C) Deferred gain on sale of Oryx's 8,000,000 shares of Class A Stock of I&M.





                              ORYX TECHNOLOGY CORP.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       Nine Months ended November 30, 1997
                                   (UNAUDITED)


                                                                                Pro Forma
                                                                              Adjustments
                                                                               Reflecting            Pro Forma
                                                           Historical         Disposition          As Adjusted

    Revenue                                               $13,811,000      $(2,945,000) (A)        $10,866,000
    Cost of sales                                          11,714,000       (2,307,000) (B)          9,407,000
                                                    ------------------      ---------------         ----------
    Gross profit                                            2,097,000                                1,459,000
                                                    ------------------                              ----------

    Operating expenses:
     Marketing and selling                                  1,522,000         (866,000) (C)            656,000
     General and administrative                             3,298,000         (317,000) (D)          2,981,000
     Research and development                               3,624,000       (1,300,000) (E)          2,324,000
                                                    ------------------                        -----------------
       Total operating expenses                             8,444,000                                5,961,000
                                                    ------------------                        -----------------

    Loss from operations                                  (6,347,000)                              (4,502,000)

    Interest expense, net                                     166,000                                  166,000

    Equity loss on investment                                       -

    Net gain on sale of investment                        (1,383,000)                              (1,383,000)
                                                    ------------------                        -----------------

    Loss before income taxes                              (5,130,000)                              (3,285,000)
    Provision for income taxes                                 42,000                                   42,000
                                                    ------------------                        -----------------

    Net loss                                              (5,172,000)                              (3,327,000)

    Dividends and accretion                                 (143,000)                                (143,000)
                                                    ------------------                        -----------------

    Net loss attributable to
     common shares                                       ($5,315,000)                             ($3,470,000)
                                                    ==================                        =================

    Basic loss per common share:                              ($0.40)                                  ($0.26)
                                                    ==================                        =================

    Shares used in basic loss calculation:                 13,124,821                               13,124,821
                                                    ==================                        =================




                              ORYX TECHNOLOGY CORP.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          Year Ended February 28, 1997
                                   (UNAUDITED)



                                                                               Pro Forma
                                                                             Adjustments
                                                                              Reflecting            Pro Forma
                                                          Historical         Disposition          As Adjusted

Revenue                                                  $26,860,000        $(2,194,000) (A)      $24,666,000
Cost of sales                                             18,475,000         (1,423,000) (B)       17,052,000
                                                   ------------------                          ---------------
Gross profit                                               8,385,000                                7,614,000
                                                   ------------------                          ---------------

Operating expenses:
 Marketing and selling                                     2,010,000           (978,000) (C)        1,032,000
 General and administrative                                4,499,000           (625,000) (D)        3,874,000
 Research and development                                  3,101,000         (1,819,000) (E)        1,282,000
 Acquired in-process research and                            670,000                                  670,000
 development
                                                   ------------------                          ---------------
   Total operating expenses                               10,280,000                                6,858,000
                                                   ------------------                          ---------------

Income (loss) from operations                            (1,895,000)                                  756,000

Interest expense, net                                         10,000                                   10,000

Equity loss on investment                                     20,000                                   20,000
                                                   ------------------                          ---------------

Income (loss) before income taxes                        (1,925,000)                                  726,000
Provision for income taxes                                    40,000                                   40,000
                                                   ------------------                          ---------------

Net income (loss)                                        (1,965,000)                                 686,0000

Dividends and accretion                                     (47,000)                                 (47,000)
                                                   ------------------                          ---------------

Net income (loss) attributable to
 common shares                                          ($2,012,000)                                 $639,000
                                                   ==================                          ===============

Basic income (loss) per common share:                        ($0.19)                                    $0.06
Dilutive earnings per common share:                                -                                    $0.04
                                                   ==================                          ===============

Shares used in basic income (loss)                        10,650,000                               10,650,000
calculations:
Shares  and  common   equivalent  shares  used  in
dilutive earnings calculation:                                     -          14,800,000 (F)       14,800,000
                                                   ==================                          ===============




                                               ORYX TECHNOLOGY CORP.
                             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                           Year Ended February 29, 1996
                                                    (UNAUDITED)

                                                                                       Pro Forma
                                                                                     Adjustments
                                                                                      Reflecting            Pro Forma
                                                                  Historical         Disposition          As Adjusted

Revenue                                                          $16,136,000          $(858,000) (A)      $15,278,000
Cost of sales                                                     13,020,000         (1,017,000) (B)       12,003,000
                                                            -----------------                        -----------------
Gross profit                                                       3,116,000                                3,275,000
                                                            -----------------                        -----------------

Operating expenses:
 Marketing and selling                                             1,387,000           (454,000) (C)          933,000
 General and administrative                                        2,541,000           (373,000) (D)        2,168,000
 Research and development                                          2,823,000           (739,000) (E)        2,084,000
                                                            -----------------                        -----------------
   Total operating expenses                                        6,751,000                                5,185,000
                                                            -----------------                        -----------------

Loss from operations                                             (3,635,000)                              (1,910,000)

Interest expense, net                                                320,000                                  320,000

Equity loss on investment                                            195,000                                  195,000
                                                            -----------------                        -----------------

Loss  before income taxes and extraordinary gain                 (4,150,000)                              (2,425,000)
Provision for income taxes                                            42,000                                   42,000
                                                            -----------------                        -----------------

Loss before extraordinary gain                                   (4,192,000)                              (2,467,000)

Extraordinary gain from debt restructuring                       (1,433,000)                              (1,433,000)
                                                            -----------------                        -----------------

Net loss                                                         (2,759,000)                              (1,034,000)

Dividends and accretion                                             (20,000)                                 (20,000)
                                                            -----------------                        -----------------

Net loss attributable to
 common shares                                                   ($2,779,000)                            ($1,054,000)
                                                            ==================                       =================

Basic loss per common share before extraordinary gain:        $        (0.73)                          $       (0.43)
  Extraordinary gain from debt restructuring                             0.25                                    0.25
                                                            ------------------                       -----------------
Basic loss per common share                                     $      (0.48)                          $       (0.18)
                                                            ==================                       =================

Shares used in basic loss calculations:                             5,789,642                               5,789,642
                                                            ==================                       =================


                              ORYX TECHNOLOGY CORP.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          Year Ended February 28, 1995
                                   (UNAUDITED)



                                                                               Pro Forma
                                                                             Adjustments
                                                                              Reflecting             Pro Forma
                                                          Historical         Disposition           As Adjusted

Revenue                                                  $11,352,000         $(494,000) (A)        $10,858,000
Cost of sales                                              8,172,000          (605,000) (B)          7,567,000
                                                   ------------------                         -----------------
Gross profit                                               3,180,000                                 3,291,000
                                                   ------------------                         -----------------

Operating expenses:
 Marketing and selling                                       972,000          (308,000) (C)            664,000
 General and administrative                                1,738,000                                 1,738,000
 Research and development                                  1,986,000          (910,000) (E)          1,076,000
 Acquired in-process research and development              1,275,000                                 1,275,000
                                                   ------------------                         -----------------
   Total operating expenses                                5,971,000                                 4,753,000
                                                   ------------------                         -----------------

Loss from operations                                     (2,791,000)                               (1,462,000)

Interest expense, net                                        154,000                                   154,000

Equity loss on investment                                    336,000                                   336,000
                                                   ------------------                         -----------------

Loss before income taxes                                 (3,281,000)                               (1,952,000)
Provision for income taxes                                     8,000                                     8,000
                                                   ------------------                         -----------------

Net loss                                                 (3,289,000)                               (1,960,000)

Dividends and accretion                                     (27,000)                                  (27,000)
                                                   ------------------                         -----------------

Net loss  attributable to
 common shares                                          ($3,316,000)                              ($1,987,000)
                                                   ==================                         =================

Basic loss per common share:                                 ($1.02)                                   ($0.61)
                                                   ==================                         =================

Shares used in basic loss calculations:                    3,238,900                                 3,238,900
                                                   ==================                         =================


              NOTES TO PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                   (Unaudited)


The Oryx stock purchase and reorganization pro forma adjustments have been made to reflect the following:

(A) Reduction in revenues of I&M due to the redemption by I&M of 8,000,000 shares of I&M Class A Stock held by Oryx.

(B)  Reduction in cost of revenues associated with I&M revenues.

(C) Reduction in marketing costs associated with the marketing and sale of I&M products.

(D)  Reduction  in  general  and   administrative   costs  associated  with  I&M
     operations.

(E) Reduction in research and development associated with the development of I&M products.

(F) Inclusion of dilutive common stock equivalents previously considered anti-dilutive in a loss period.

         (c)      Exhibits

2.1 Stock Purchase and Reorganization Agreement by and among the Registrant, Corus Investment, Ltd. and Oryx Instruments and Materials Corporation.

2.2      Stockholders' Agreement

2.3      Pledge Agreement

2.4      Promissory Note

99.1 Press release dated February 18, 1998 regarding consolidation of operations.

99.2 Press release dated March 9, 1998, regarding the sale of 8,000,000 shares of Ory Instruments and Materials Corporation.


                                                    SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 16, 1998                 ORYX TECHNOLOGY CORPORATION


                                      By: /s/ Philip J. Micciche
                                          ----------------------
                                          Philip J. Micciche
                                          President and Chief Executive Officer

                                                   Exhibit Index

Exhibit Number                              Description of Document

2.1       Stock  Purchase  and   Reorganization   Agreement  by  and  among  the
          Registrant, Corus Investment, Ltd. and Oryx Instruments and Materials Corporation.

2.2       Stockholders'  Agreement

2.3       Pledge Agreement

2.4       Promissory Note

99.1 Press release dated February 18, 1998 regarding consolidation of operations.

99.2 Press release dated March 9, 1998, regarding the sale of 8,000,000 shares of Oryx Instruments and Materials Corporation.